UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2012 (December 26, 2012)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01. Completion of Acquisition of Disposition of Assets.

On December 26, 2012, National Health Investors, Inc. issued a press release announcing the $20.2 million purchase of Charleston House, a 120-unit assisted living and memory care facility in Beaver Dam, Wisconsin.

The press release is attached to this Current Report as Exhibit 99.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99	HTML version of press release issued December 26, 2012, titled “NHI Acquires Wisconsin Assisted Living Facility for $20.2 Million.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer
(Principal Financial Officer)

Date: December 26, 2012